UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

VERITEC, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-15113	95-3954373
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Winnetka Avenue North Golden Valley, MN	55427
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 253-2670

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;
                  Compensatory Arrangements of Certain Officers.

By letter dated March 23, 2009, Veritec, Inc. (the “Company”) notified Gerald Fors of the termination of his services as the Company’s Chief Financial Officer.

Effective as of March 31, 2009, the board of directors of the Company appointed Jeffrey Hattara to serve as the Company’s Chief Financial Officer. Mr. Hattara also presently serves as the President and Chief Executive Officer of the Company. Mr. Hattara will not receive any additional compensation for his role as Chief Financial Officer.

Mr. Hattara’s biography and disclosures pertaining to any related-party transactions or familial relationships with other officers or directors of the Company have been previously reported in the Company’s Current Report on Form 8-K filed with the SEC on December 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITEC, INC.:
(Registrant)

Date: May 8, 2009	By: /s/ Jeffery Hattara
Jeffery Hattara
President, Chief Executive Officer and Chief Financial Officer